UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER THE SECURITIES ACT OF 1933

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022

IVANHOE CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39845	98-1567584
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas

5th Floor

New York, NY 10036

(Address of principal executive offices, including zip code)

(646) 452-7037

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	IVAN.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	IVAN	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVAN WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on July 12, 2021, Ivanhoe Capital Acquisition Corp., a Cayman Islands exempted company (“Ivanhoe”), entered into that certain Business Combination Agreement, dated July 12, 2021, by and among Parent, Wormhole Merger Sub Pte. Ltd., a Singapore private company limited by shares and wholly owned subsidiary of Parent (“Amalgamation Sub”), and SES Holdings Pte. Ltd., a Singapore private company limited by shares (“SES”), which was amended on September 20, 2021 (as amended, the “Business Combination Agreement”) pursuant to which, among other things, Ivanhoe will domesticate in Delaware (the “Domestication” and, Ivanhoe following such Domestication, “New SES”) and (b) Amalgamation Sub will amalgamate with SES, with SES surviving the amalgamation (together with the other transactions contemplated by Business Combination Agreement, the “Business Combination”).

On August 10, 2021, Ivanhoe filed a registration statement on Form S-4 (No. 333-258691) in connection with the Business Combination (as subsequently amended, the “Proxy Statement”). The Proxy Statement was declared effective by the Securities and Exchange Commission (the “SEC”) on January 7, 2022, and Ivanhoe commenced mailing the Proxy Statement on January 10, 2022.

Ivanhoe has received letters, dated November 18, 2021, January 10, 2022 and January 12, 2022, from certain purported shareholders of Ivanhoe claiming certain allegedly material omissions in the Proxy Statement in connection with the transactions contemplated by the Business Combination.

While Ivanhoe believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to resolve the shareholders’ disclosure claims so as to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, Ivanhoe has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Ivanhoe specifically denies all allegations that any additional disclosure was or is required. Ivanhoe believes the shareholders’ claims are without merit.

The Supplemental Disclosures will not affect the merger consideration to be paid to Ivanhoe’s shareholders in connection with the Business Combination, the timing of Ivanhoe’s extraordinary general meeting of shareholders scheduled to be held on February 1, 2022 at 9:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/ivanhoecapital/2022 (the “Extraordinary General Meeting”) or the timing of Ivanhoe’s special meeting of warrant holders scheduled to be held on February 1, 2022 at 9:15 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/ivanhoecapital/2022 (the “Special Meeting”).

Ivanhoe’s board of directors continues to recommend that you vote “FOR” the proposals being considered at the Extraordinary General Meeting and the Special Meeting.

Supplemental Disclosures to Proxy Statement

The following information should be read in conjunction with the Proxy Statement. All page references in the information below are to pages in the Proxy Statement, and capitalized terms used in this Current Report on Form 8-K shall have the meanings set forth in the Proxy Statement, unless otherwise defined herein. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The Proxy Statement is hereby amended as follows:

Adding the following language to the eighth full paragraph on page 151:

During this search process, Parent reviewed over 50 business combination opportunities and entered into nondisclosure agreements with 13 companies to pursue a more detailed diligence review and evaluation. The non-disclosure agreements contained customary terms for a special purpose acquisition company and a private company target, including confidentiality provisions and use restrictions for information provided by the target and exceptions to such provisions.

Adding the following language to the third full paragraph on page 153:

On April 21, 2021, K&E provided to W&C an initial draft of the Business Combination Agreement providing for the proposed business combination between Parent and SES. Representatives of Parent, SES, K&E and W&C continued to negotiate the Business Combination Agreement. After discussions with representatives of Morgan Stanley, Goldman Sachs and potential PIPE Investors, Parent and SES continued to refine the valuation of SES and on July 7, 2021, Parent and SES agreed to a pre-money, debt-free valuation of approximately $2.81 billion for SES based on a variety of factors, including but not limited to SES’s projected revenues and long-term sustainable EBITDA margins and the trading levels of comparable companies and based on the Board’s experience and professional judgment. The adjustment reflected a revised multiple being applied to SES’ projected revenues. The discussions also included a $200 million Original PIPE Financing and an earn-out to holders of SES equity as of the Closing of the Business Combination in the form of an additional 30,000,000 shares of Class A common stock of New SES (valued at $10.00 per share) in the aggregate if the closing price of New SES Class A common stock is equal to or greater than $18.00 during the period beginning on the first business day immediately following the first anniversary of Closing and ending on the fifth anniversary of Closing. Between April 21, 2021 and July 12, 2021, while Parent, SES and their respective representatives negotiated and finalized the Business Combination Agreement, the parties also exchanged drafts of and negotiated and finalized the ancillary agreements to be entered into in connection with the Business Combination Agreement. In the context of negotiating the Registration Rights Agreement, the parties agreed that Robert Friedland would remain on the board of directors of New SES. Robert Friedland is the current chief executive officer and a director of Ivanhoe. The remainder of the Parent Board and Parent’s officers will no longer serve as directors or officers, and will not otherwise be employees of New SES, upon consummation of the Business Combination.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release are “forward-looking statements.” Forward-looking statements can generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” and other similar expressions that predict or indicate future events or events or trends that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements of the extraordinary general meeting, the warrant holders meeting, timing of the business combination, the closing of the Business Combination and potential litigation relating to the Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of SES’s and Ivanhoe’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of SES and Ivanhoe. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the shareholders of SES or Ivanhoe is not obtained; the failure to realize the anticipated benefits of the business combination; risks relating to the uncertainty of the projected financial information with respect to SES; risks related to the development and commercialization of SES’s battery technology and the timing and achievement of expected business milestones; the effects of competition on SES’s business; the risk that the business combination disrupts current plans and operations of Ivanhoe and SES as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; risks relating SES’s history of no revenues and net losses; the risk that SES’s joint development agreements and other strategic alliances could be unsuccessful; risks relating to delays in the design, manufacture, regulatory approval and launch of SES’s battery cells; the risk that SES may not establish supply relationships for necessary components or pay components that are more expensive than anticipated; risks relating to competition and rapid change in the electric vehicle battery market; safety risks posed by certain components of SES’s batteries; risks relating to machinery used in the production of SES’s batteries; risks relating to the willingness of commercial vehicle and specialty vehicle operators and consumers to adopt electric vehicles; risks relating to SES’s intellectual property portfolio; the amount of redemption requests made by Ivanhoe’s public shareholders; the ability of Ivanhoe or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the business combination or in the future and those factors discussed in Ivanhoe’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021, under the heading “Risk Factors,” and other documents of Ivanhoe filed, or to be filed, with the SEC relating to the business combination. If any of these risks materialize or Ivanhoe’s or SES’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Ivanhoe nor SES presently know or that Ivanhoe and SES currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Ivanhoe’s and SES’s expectations, plans or forecasts of future events and views only as of the date of this press release. Ivanhoe and SES anticipate that subsequent events and developments will cause Ivanhoe’s and SES’s assessments to change. However, while Ivanhoe and SES may elect to update these forward-looking statements at some point in the future, Ivanhoe and SES specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Ivanhoe’s and SES’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information

This communication relates to the proposed business combination between Ivanhoe and SES. This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Ivanhoe has filed a definitive proxy statement and a form of proxy card with the SEC in connection with the solicitation of proxies for the Extraordinary Meeting of Ivanhoe's shareholders (the “Definitive Proxy Statement”). The Definitive Proxy Statement has been sent to all Ivanhoe shareholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Ivanhoe will also file other documents regarding the proposed business combination with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF IVANHOE ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain free copies of the registration statement, the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Ivanhoe through the website maintained by the SEC at www.sec.report. The documents filed by Ivanhoe with the SEC also may be obtained free of charge upon written request to Ivanhoe Capital Acquisition Corp., 1177 Avenue of the Americas, 5th Floor, New York, New York 10036.

Participants in the Solicitation

Ivanhoe, SES and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ivanhoe’s shareholders in connection with the proposed Business Combination. You can find information about Ivanhoe’s directors and executive officers and their interest in Ivanhoe can be found in the Definitive Proxy Statement and Ivanhoe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021. A list of the names of the directors, executive officers, other members of management and employees of Ivanhoe and SES, as well as information regarding their interests in the business combination, are contained in the Definitive Proxy Statement, and any changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2022

IVANHOE CAPITAL ACQUISITION CORP.

By:	/s/Gary Gartner
Name: Gary Gartner
Title: Chief Financial Officer

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